UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported:  August 22, 2007

PINNACLE GAS RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33457	30-0182582
(State or other jurisdiction	(Commission	(IRS Employer Identification
of incorporation)	File Number)	Number)

1 E. Alger Street
Sheridan, Wyoming 82801
(Address of principal executive offices)

(307) 673-9710
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 22, 2007, Mr. Thomas G. McGonagle accepted the nomination to the Board of Directors of Pinnacle Gas Resources, Inc.  Mr. McGonagle will serve as a Class I director and his term will expire at the 2010 annual meeting of stockholders.

As an inducement to join the Board of Directors, Mr. McGonagle was granted 4,500 shares of restricted common stock under our Stock Incentive Plan effective as of August 22, 2007, and such shares will vest 33%, 33% and 34% annually commencing on the first anniversary of the grant date.  Mr. McGonagle will receive the standard retainer and fees pursuant to our compensation structure for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE GAS RESOURCES, INC.

	By:	/s/ Peter G. Schoonmaker
	Name:	Peter G. Schoonmaker
	Title:	President and Chief Executive Officer

Dated: August 22, 2007